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                                                                   EXHIBIT 10.27

                           SYNTHETIC INDUSTRIES, INC.
                             1996 STOCK OPTION PLAN

                                    ARTICLE 1

                                   DEFINITIONS

                  As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

                  1.1 "Board" shall means the Board of Directors of the Company.

                  1.2 "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  1.3 "Committee" shall mean a committee designated by the Board, which shall consist of at least two (2) members of the Board. At any time when transactions under the Plan are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), each such director must be a "disinterested person" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Exchange Act.

                  1.4 "Company" shall mean Synthetic Industries, Inc., a Delaware corporation, and any successor to such corporation.

                  1.5 "Disabled Employee" shall mean an employee of the Company or any of its Subsidiaries who is determined by (i) a licensed physician acceptable to the Committee (which determination shall be evidenced by a certificate addressed and delivered to the Company), and (ii) the Committee, in its sole and absolute discretion, to be completely unable to engage in his regular occupation.

                  1.6 "Fair Market Value" of a share of Stock shall mean, as of any date, the fair market value of the Stock as determined by the Committee in accordance with this Section 1.6.

                  For purposes of the Plan, as of any date when the Stock is quoted on the National Association of Securities Dealers Automated Quotation System, National Market System ("NASDAQ-NMS") or listed on one or more national securities exchanges, the "Fair Market Value" of the Stock as of such date shall be deemed to be the mean between the highest and lowest sale prices of the Stock reported on the NASDAQ-NMS or the principal national securities exchange on which the Stock is listed and traded on the immediately preceding date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported. If the Stock is not quoted on the NASDAQ-NMS or listed on an exchange, or representative quotes are not otherwise
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available, the "Fair Market Value" of the Stock shall mean the amount determined by the Committee to be the fair market value based upon their good faith valuation.

                  1.7 "Incentive Stock Option" shall mean an option to purchase Stock which complies with and is subject to the terms, limitations and conditions of Section 422 of the Code and any regulations promulgated with respect thereto.

                  1.8 "Non-Employee Director" shall mean a member of the Board who is not an employee of the Company or any Subsidiary.

                  1.9 "Non-ISO" shall mean an option to purchase Stock which fails, or is not intended, to satisfy the requirements of Section 422 of the Code.

                  1.10 "Option" shall mean an Incentive Stock Option or a NonISO granted pursuant to the provisions of Article 6 hereof.

                  1.11 "Optionee shall mean a person to whom an Option has been granted hereunder.

                  1.12 "Parent" shall mean any corporation coming within the definition of the term "parent corporation" contained in Section 424(e) of the Code.

                  1.13 "Plan" shall mean the Synthetic Industries, Inc. 1996 Stock Option Plan, the terms of which are set forth herein, as amended from time to time.

                  1.14 "Predecessor" shall mean any corporation coming within the definition of the term "predecessor corporation" contained in Treasury Regulations promulgated under Section 422 of the Code.

                  1.15 "Stock" shall mean the common stock of the Company, par value $1.00 per share, or in the event that the outstanding shares of Stock are hereafter changed into or exchanged for shares of a different stock or securities of the Company or some other corporation, such other stock or securities.

                  1.16 "Stock Option Agreement" shall mean an agreement between the Company and an Optionee under which the Optionee may purchase Stock hereunder.

                  1.17 "Subsidiary" shall mean any corporation coming within the definition of the term "subsidiary corporation" contained in Section 424(f) of the Code.

                                    ARTICLE 2

                                    THE PLAN

                  2.1  Name.  This Plan shall be known as the "Synthetic
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Industries, Inc. 1996 Stock Option Plan."

                  2.2 Purpose. The purpose of the Plan is to advance the interests of the Company, its Subsidiaries and its shareholders by affording certain key employees of the Company and its Subsidiaries an opportunity to acquire or increase their proprietary interests in the Company by granting to such persons options to purchase Stock in the Company, so that optionees will be provided with an additional incentive to achieve the Company's objectives through participation in its success and growth and to encourage their continued employment with the Company or its Subsidiaries.

                  2.3 Effective Date. The Plan shall become effective upon its adoption by the Board; provided, however, that if the Plan is not approved by the holders of a majority of the shares of capital stock of the Company entitled to vote thereon within twelve (12) months before or after the date on which the Plan is adopted by the Board, the Plan and any Options granted thereunder shall terminate and become null and void. The effective date is May 14, 1996.

                  2.4 Termination Date. Subject to Section 2.3, the Plan shall terminate and no further Options shall be granted hereunder upon the tenth
(10th) anniversary of the date on which the Plan is adopted by the Board or the date on which the Plan is approved by the Company's shareholders, whichever first occurs.

                                    ARTICLE 3

                                  PARTICIPANTS

                  Any full-time employee (including, without limitation, officers who are also directors) of the Company or its Subsidiaries shall be eligible to participate in the Plan. The Committee may grant Options to any such eligible employee as it may determine from time to time in its sole and absolute discretion. No such employee shall have any right to receive Options under the Plan.

                                    ARTICLE 4

                                 ADMINISTRATION

                  4.1. Duties and Powers of Committee. The Plan shall be administered by the Committee. The Board may from time to time remove members from or add members to the Committee, and shall fill any vacancy on the Committee. The Committee shall select one of its members as its Chairman, should the Board fail to select a Chairman for it, and shall hold its meetings at such times and places as it may determine. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it may deem necessary. Subject to the express provisions of the Plan, the Committee

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shall have the discretion and authority to determine to whom from among the eligible "key employees" an Option will be granted, the time or times at which each Option may be exercised, the number of shares of Stock subject to each option and the terms and conditions of each Stock Option Agreement; provided, however, that shares subject to any such agreement shall vest at a minimum of twenty-five percent (2596) per year over a four (4) year period. Subject to the express provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the details and provisions of each Stock Option Agreement, and to make all other determinations necessary or advisable in the administration of the Plan, including without limitation the amending or altering of the Plan and any Options granted hereunder as may be required to comply with or to conform to any federal, state or local laws or regulations. No member of the Board or the Committee shall be liable to any person for any action, determination or omission made with respect to the Plan or any Option granted hereunder. The determinations of the Committee on the matters referred to in this Section shall be conclusive.

                  4.2 Majority Rule. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by all the members of the Committee shall constitute the action of the Committee.

                  4.3 Company Assistance. The Company shall supply full and timely information to the Committee on all matters relating to eligible persons, their employment, years of service to the Company, death, retirement, disability or other termination of employment, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

                                    ARTICLE 5

                         SHARES OF STOCK SUBJECT TO PLAN

                  5.1 Limitations. Subject to adjustments pursuant to the provisions of Section 5.2 hereof, the maximum number of shares of Stock which may be issued and sold hereunder shall not exceed 0.4995 shares. Shares subject to an option may be either authorized but unissued shares or shares issued and reacquired by the Company; provided, however, that shares of Stock with respect to which an Option has been exercised shall not again be available for issuance hereunder. If outstanding Options granted hereunder shall terminate or expire for any reason without being wholly exercised, the shares of Stock allocable to any unexercised portion of such Option will again be available for
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issuance pursuant to an Option granted under the Plan.

                  5.2 Adjustment upon Changes in Capitalization.
                  (a) In the event that the outstanding shares of Stock are changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination or exchange of shares and the like, or dividends payable in Stock, an appropriate adjustment shall be made by the Committee in the aggregate number of shares of Stock available under the Plan and in the number of shares and price per share subject to outstanding Options. If (i) the Company shall be reorganized, or (ii) substantially all or all of the assets of the Company shall be sold or exchanged, an Optionee shall be entitled to receive, upon the exercise of his Option, the same number and kind of shares of Stock or the same amount of property, cash or securities as he would have been entitled to receive upon the occurrence of any such corporate event as if he had been, immediately prior to such event, the holder of the number of shares of Stock covered by his Option.

                  (b) Any adjustment under this Section 5.2 in the number of shares subject to Options shall be determined solely by the Committee and shall apply proportionately to only the unexercised portion of any Option granted hereunder. if fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

                                    ARTICLE 6

                                     OPTIONS

                  6.1 Option Grant and Agreement. Each Option granted hereunder shall be evidenced by minutes of a meeting or the written consent of the Committee and by a written Stock Option Agreement, dated as of the date of grant and executed by the Company and the Optionee, which shall clearly identify whether the Options granted are Incentive Stock Options and/or Non-ISOs. As to each grant hereunder, the terms of the Option, including the Option's duration, time or times of exercise, and exercise price shall be stated in the Stock Option Agreement. The terms and conditions of the Option shall be consistent with the Plan.

                  6.2 Optionee Limitations Regarding Incentive Stock Options.

                  (a) The Committee shall not grant an Incentive Stock Option hereunder to any person who, at the time the Incentive Stock Option would be granted, owns or is considered to own stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Parent or any of its Subsidiaries; provided, however, that this limitation shall not apply if at the time an Incentive Stock Option would be granted, the Option price is at least one hundred ten percent (110k) of the Fair Market Value of the Stock subject to the Incentive Stock Option and such Option by its terms would
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not be exercisable after five (5) years from the date on which the Option is granted. For purposes of the immediately preceding sentence, a person shall be considered to own (i) the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants; and (ii) the stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust in proportion to such person's stock interest, partnership interest or beneficial interest therein; and (iii) the stock which the person has the right to purchase under any outstanding options of the Company.

                  (b) If the aggregate Fair Market Value of the Stock with respect to which Incentive Stock options are exercisable for the first time by any Optionee during a calendar year (under all plans of the Company and its Parents and Subsidiaries) exceeds $100,000, such Incentive Stock Options shall be treated, to the extent of such excess, as Non-ISOs. For purposes of the preceding sentence, the Fair Market Value of the Stock shall be determined at the time the Incentive Stock Options covering such shares were granted.



                  6.3 Option Price. The per share Option price of the Stock subject to each Option shall be determined by the Committee, provided that such price shall not be less than the Fair Market Value of the Stock on the date the option is granted.

                  6.4 Exercise Period. The period for the exercise of each option shall be determined by the Committee, but in no instance shall such period exceed ten (10) years from the date of grant of the Option.

                  6.5 Option Exercise. (a) Unless otherwise provided in the Stock Option Agreement, an Option shall be exercisable in whole or in part at any time prior to expiration of the Option, provided that, unless otherwise determined by the Committee, no Option maybe exercised for less than the lesser of (i) 0.00166667 shares, or (ii) the number of shares which remain subject to the Option. The Committee shall have the authority in its sole discretion to prescribe in any Stock Option Agreement that the Option may be exercised in installments during the term of the Option, and to determine, from time to time, the documents required in connection with such exercise.

                  (b) An Option may be exercised at any time or from time to time during the term of the Option as to any or all full shares of Stock which have become purchasable under the provisions of the Option. The Option price is to be paid in full in cash upon the exercise of the Option and the Company shall not be required to deliver certificates for such shares until such payment has been made; provided, however, that in lieu of cash, an Optionee may, to the extent permitted by the Stock Option Agreement at the date of grant, exercise his Option in whole or in part, by tendering to the Company shares of Stock owned by him
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and having a Fair Market Value as of the date of exercise equal to the Option price applicable to his Option, or a combination of cash and shares. The holder of an option shall not have any of the rights of a stockholder with respect to the shares of Stock subject to the Option until such shares have been issued to him upon the exercise of his Option.

                  At the discretion of the Committee, payment for any shares of Stock subject to Options may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company an amount of sale or loan proceeds sufficient to pay the option price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

                  (c) An Option shall be exercised by written notice of intent to exercise the Option with respect to a specified number of shares of Stock delivered to the Company at its principal office, together with payment in full to the Company in accordance with Section 6.5(b) of the amount of the Option price for the number of shares of Stock with respect to which the Option is then being exercised. In addition to and at the time of payment of the Option price, or at the time of any "disqualifying disposition" (as described in Section 421(b) of the Code), the Optionee shall pay to the Company in cash the full amount of any federal and state withholding or other employment taxes required by any government to be withheld, or otherwise deducted and paid, by the Company in respect of such exercise or disposition. In lieu thereof, the Company shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company to the Optionee, upon such terms and conditions as the Committee shall prescribe.

                  6.6 Nontransferability of Option. (a) Except as provided in
Section 6.6(b), (i) no option shall be transferable by an optionee otherwise than by will or the laws of descent and distribution and (ii) during the lifetime of an Optionee, his Option shall be exercisable only by him.

                  (b) The Committee, in its sole and absolute discretion, may provide in any Option Agreement or amendment thereto, that the Optionee may transfer Non-ISOs to his children, grandchildren or spouse, or to one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners, provided that (i) the Optionee does not receive any consideration for such transfer, and (ii) the transferee of such Non-ISOs remains subject to all the terms and conditions that were applicable to such Non-ISOs immediately prior to such transfer.

                  6.7 Termination of Employment of Optionee. Except as provided in Section 6.8 hereof, in the event of the termination of the employment of an Optionee, any Option held by him, to the
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extent exercisable on the date of termination shall remain exercisable for a period of three (3) months following the date of termination unless the Committee, in its sole and absolute discretion, provides in the Stock Option Agreement that the option shall be exercisable for a longer period after such termination, and, provided further, that in no event shall any Stock Option Agreement provide for the extension of the period during which the Option may be exercised beyond the Option term.

                  6.8 Death, Disability or Retirement of Optionee. In the event any Optionee dies while he is employed by the Company, becomes a Disabled Employee or retires with the approval of the Company, any Option held by him, to the extent exercisable on the date of termination, shall remain exercisable by him or his legatee or legatees under the optionee's will, or by his personal representative or distributees, (i) in the event of retirement for a period of three (3) years following the date of retirement, and (ii) in the event of disability or death for a period of two (2) years following the date of disability or death, but in no event beyond the Option term.

                  If an Option granted hereunder shall be exercised by the legal representative of a deceased employee or former employee or by a person who acquired an Option granted hereunder by bequest or inheritance or by reason of the death of any employee or former employee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such option.

                  6.9 Vesting. The Committee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, the vesting and/or right to exercise any Option granted under the Plan if it determines that (1) such acceleration would be appropriate in order to preserve the rights and intended benefits of Options granted to any Optionee under the Plan, or (2) such acceleration would be in the best interests of the Company.

                                    ARTICLE 7

                               STOCK CERTIFICATES

                  The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof, prior to fulfillment of all of the following conditions:

                  (a) The admission of such shares to listing on all stock exchanges on which the Stock is then listed;

                  (b) The completion of any registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the Securities and Exchange
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Commission or any other governmental regulatory body, which the Committee shall in its sole discretion deem necessary or advisable; and

                  (c) The obtaining of any approval or other clearance from any federal or state governmental agency which the Committee shall in its sole discretion determine to be necessary or advisable.

                                    ARTICLE 8

                             CONDITIONS OF EXERCISE

                  (a) Unless prior to the exercise of an Option the shares of Stock issuable upon such exercise are the subject of a registration statement filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and there is then in effect a prospectus filed as part of such registration statement meeting the requirements of Section 10(a)(3) of the Securities Act, the notice of exercise with respect to such Option shall be accompanied by a representation or agreement of the Optionee to the Company to the effect that such shares are being acquired for investment only and not with a view to the resale or distribution thereof, or such other documentation as may be required by the Company, unless, in the opinion of counsel to the Company, such representation, agreement or documentation is not necessary to comply with the Securities Act.

                  (b) Anything in Section 8 (a) to the contrary notwithstanding, the Company shall not be obligated to issue or sell any shares of Stock until they have been listed on each securities exchange on which such shares may then be listed and until and unless, in the opinion of counsel to the Company, the Company may issue such shares pursuant to a qualification or an effective registration statement, or an exemption from registration, under such state and federal laws, rules or regulations as such counsel may deem applicable. The Company shall use reasonable efforts to effect such listing, qualification and registration, as the case may be.

                                    ARTICLE 9

                                     LEGENDS

                  The Company may endorse such legend or legends upon any Stock Option Agreement and upon the certificates for shares of Stock issued upon exercise of such Option, and the Committee may issue such "stop transfer" instructions to the Company's transfer agent in respect of such Stock Option Agreement and/or shares, as the Committee, in its sole and absolute discretion, determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act,
(ii) implement the provisions of any agreement between the Company and the Optionee or grantee with respect to such Stock Option Agreement and/or shares, or (iii) permit the Company to determine the occurrence of a disqualifying disposition, as described in Section 421(b) of the Code, of shares transferred upon exercise of an Incentive Stock Option granted under the Plan.

                                   ARTICLE 10

                   TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

                  The Board may at any time, upon recommendation of the Committee and notwithstanding Section 2.4 hereof, terminate the Plan, and may at any time and from time to time and in any respect amend or modify the Plan; provided, however, that the Board, without approval of the shareholders of the Company, may not adopt any amendment to the Plan if the amendment would:

                  (a) Increase the total number of shares of Stock which may be issued pursuant to the Plan except as contemplated in Section 5.2 hereof;

                  (b) Materially increase the benefits accruing to participants in the Plan; or

                  (c) Materially modify the requirements as to eligibility for participation in the Plan.

                  Notwithstanding the foregoing, the Board shall not terminate, amend or modify the Plan in any manner so as to adversely affect the rights of Optionees with respect to Options theretofore granted under the Plan without the consent of the Optionee or permitted transferee (if any) of the option.

                                   ARTICLE 11

                    RELATIONSHIP TO OTHER COMPENSATION PLANS

                  11.1 In General. The adoption of the Plan shall not affect any other stock option, incentive or other compensation plans in effect for the Company or any of its Subsidiaries, nor shall the adoption of the Plan preclude the Company or any of its Subsidiaries from establishing any other forms of incentive or other compensation for employees of, or independent contractors with, such corporations.

                                   ARTICLE 12

                                  MISCELLANEOUS

                  12.1 Plan Binding On Successors. The Plan shall be binding upon the successors and assigns of the Company.

                  12.2     Singular, Plural; Gender.  Whenever used herein,
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nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

                  12.3 Headings, Etc., No Part of Plan. Headings of articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.

                  12.4 Applicable Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

                  12.5 No Employment Rights. Nothing in the Plan or in any Option shall confer on any person any right to continue in the employ of the Company or any of its Subsidiaries, or shall interfere in any way with the right of the Company or any of its Subsidiaries to terminate his employment at any time.

                                    [FORM OF]

                     [NON-QUALIFIED/INCENTIVE] STOCK OPTION
                           AND STOCKHOLDER'S AGREEMENT

                  THIS AGREEMENT is dated as of the _________day of _________, 19_________, by and between Synthetic Industries, Inc. (hereinafter called the "Company") and _____ (hereinafter called the "Optionee").

                              W I T N E S S E T H:

                  WHEREAS, the Board of Directors of the Company has authorized the grant of Options to certain key employees, entitling such employees to purchase shares of common stock ("Stock") of the Company allocated to them by the Compensation and Stock Option Committee of the Board of Directors of the Company (hereinafter called the "Committee"); and

                  WHEREAS, the Company or one of its Subsidiaries now employs the Optionee; and

                  WHEREAS, the Company desires to encourage the Optionee to continue in employment and to induce the Optionee to make further efforts to contribute to the growth and profitability of the Company and its Subsidiaries; and

                  WHEREAS, the Company desires to provide for certain terms governing the disposition of shares of Stock acquired pursuant to this Agreement.

                  NOW, THEREFORE, as an employment incentive and as encouragement of stock ownership in the manner contemplated by Sections 421 and 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and in consideration of the mutual covenants herein, the Company and the Optionee agree as follows:

                  1. Incorporation. This Option is granted pursuant to the Synthetic Industries, Inc. 1996 Stock Option Plan (hereinafter called the "Plan"), and the terms and definitions of the Plan, as it may be amended from time to time, are hereby incorporated herein by reference and made a part hereof. A copy of the Plan is on file in the Company's offices and is available for inspection by the Optionee during normal business hours. Terms used herein which are defined in Sections 421, 422 and 424 of the Code shall have the meanings given them in those Code Sections. Capitalized words which are not defined herein shall have the meanings assigned to them in the Plan.

                  2.       Grant of Option.

                           (a) Upon and subject to the terms, restrictions,
limitations, and conditions stated herein, the Company hereby grants to the Optionee an Option to purchase an aggregate of_________________________________ (_______) shares of the Stock of the Company. Optionee may exercise this Option at any time and from time to time prior to the expiration of the Option in accordance with the following schedule:

                       No. Shares              Exercisable On or After
                       ----------              -----------------------

                       ----------              -----------------------

                       ----------              -----------------------

                       ----------              -----------------------

                       ----------              -----------------------

                           (b) This Option shall expire and shall not be
exercisable after ____, unless earlier terminated in accordance with this Agreement and the Plan. Under no circumstances may the exercise period for this Option extend beyond ten (10) years from the date of its grant.

                  3. Option Price. The per share Option price to be paid by the Optionee for the shares of Stock subject to this Option shall be ___________________Dollars ($_________) per [tenth] share. The Option Price is intended and agreed by the parties hereto to be not less than one hundred percent (100%) of the Fair Market Value per share of the issued and outstanding shares of Stock of the Company on the date of this Option. The Option price, as well as the number of shares of Stock subject to this Option, may be adjusted as appropriate under the provisions of Section 5.2 of the Plan.

                  4.       Exercise of Option.

                           (a) The shares of Stock subject to this Option
pursuant to the schedule of exercise contained in Section 2 may be purchased in whole or in part at any time that the Option is in force with regard to such shares, subject to the provisions of this Section 4, provided that, unless otherwise determined by the Committee, this Option may not be exercised for less than the lesser of (i) 0.00166667 shares, or (ii) the number of shares which remain subject to the Option. In the event that the Option is not exercised with respect to all or any portion of the shares of Stock subject to this Option, the shares of Stock with respect to which this Option was not exercised shall no longer be subject to this Option as of the expiration date contained in Section 2.

                           (b) Except as provided in subsection (c) of this
Section 4, upon the Optionee's termination of employment with the Company and all Subsidiaries thereof, this Option shall, to the extent exercisable on the date of termination, remain only for a period of three (3) months thereafter, but in no event after ten (10) years from the date hereof, and any unexercised portion of this Option shall terminate after such period.

                           (c) In the event the Optionee dies while he is
employed by the Company, becomes a Disabled Employee, or retires with the approval of the Company, this Option, to the extent exercisable at the time of his disability, death or retirement, may be exercised by the Optionee or his legatee or legatees under the Optionee's will, or by his personal representative or distributees, (i) in the event of disability or death, only for a period of two (2) years following the date of such disability or death, and (ii) in the event of retirement, only for a period of three (3) years following the date of retirement, but in neither event beyond this Option's term, and any unexercised portion of this Option shall terminate after such period.

                               If this Option shall be exercised by the legal
representative of the Optionee, or by a person who acquired this Option by bequest or inheritance or by reason of the death of the Optionee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise this Option.

                           (d) This Option may be exercised only by written
notice delivered to the Company at its principal office, stating the number of shares of Stock for which the Option is to be exercised and accompanied by payment of the Option price associated with such exercise in full in cash at the time of purchase; provided, however, that in lieu of cash, the Optionee may tender to the Company shares of Stock of the Company owned by him and having a Fair Market Value as of the date of exercise, as determined by the committee, equal to the Option price, or a combination of cash and shares. At the discretion of the Committee, payment for any shares of Stock subject to this Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker (in a form approved by the Committee) to deliver promptly to the Company an amount of sale or loan proceeds sufficient to pay the Option price.

                  5. Non-assignability. This Option shall not be transferable, in whole or in part, other than by will or by the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee. Any attempted voluntary or involuntary transfer in violation of this Section 5 shall be null and void.


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
                  6. Stock Certificates. The Company shall not be required to issue or deliver any certificates for shares of Stock purchased upon the exercise of this Option prior to the fulfillment of the conditions described in Article 7 of the Plan.

                  7. Amendment. This Option may not be changed or amended, without the consent of the Optionee, in any manner which would adversely affect the rights of the Optionee hereunder.

                  8. Conditions of Exercise. The exercise of this Option shall be subject to the terms and conditions of the Plan and in particular the terms and conditions of Article 8 thereof.

                           Optionee acknowledges that the Company may in the
future decide to engage in a public offering of its Stock pursuant to an agreement between the Company and one or more underwriters. In the event of an initial public offering of the Stock by the Company, Optionee agrees that the Optionee will not, without the prior written consent of the Company, sell the Stock covered by this Option at any time during the one hundred eighty (180) day period commencing on the effective date of a registration statement registering shares of the Stock under the Securities Act in connection with an initial public offering, or within ninety (90) days of the effective date of a registration statement in connection with any other public offering.

                  9. Legends. The Company may endorse such legend or legends upon this Stock Option Agreement and upon the certificates for shares of Stock issued upon exercise of this Option, and the Committee may issue such "stop transfer" instructions to the Company's transfer agent in respect of such Stock Option Agreement and/or shares, as appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act or (ii) implement the provisions of any agreement between the Company and the Optionee or grantee with respect to such Stock Option Agreement and/or shares or (iii) permit the Company to determine the occurrence of a disqualifying disposition, as described in Section 421(b) of the Code, of shares transferred upon exercise of an Incentive Stock Option granted under the Plan.

                  10.      Sales or Transfers.

                           (a) In the event the Optionee proposes to sell,
transfer or otherwise dispose of (a "Transfer"), whether voluntarily or involuntarily, any of the Stock he has purchased hereunder to any person other than the Company, including any Transfer in connection with separation of the property of the Optionee and his/her spouse, the Optionee shall deliver a Transfer Notice in the form specified in Section 10(b) hereof, to the Company thirty (30) days prior to the date of the proposed Transfer. At any time prior to the proposed Transfer, the

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
Company may elect to purchase all, but not less than all, of the Stock subject to the Transfer Notice by delivery to the Optionee of a written notice of such election stating the number of shares it desires to purchase. Such purchase by the Company shall take place ten (10) days after delivery of such notice to the Optionee and shall be at a price per share as determined by Section 10(d) and, at the option of the Company, in cash or on the terms specified in the Transfer Notice. However, if the Company shall not elect to purchase all of the Stock subject to the Transfer Notice within thirty (30) days after receipt of such Transfer Notice, then the Optionee shall have the right to Transfer such shares on the terms and in the manner set forth in the Transfer Notice. Such Transfer must occur within ninety (90) days after the date of the Transfer Notice, or all shares subject to the Transfer Notice shall again be subject to the provisions of this Section 10(a).

                           (b) The Transfer Notice required under Section 10(a)
hereof shall be a written notice describing in detail the proposed Transfer, including the number of shares proposed to be Transferred, the price and terms at which such shares are proposed to be Transferred, and the name and address of the proposed transferee.

                           (c) The Company shall not be required (i) to Transfer
on its books any shares of Stock that shall have been sold or otherwise Transferred in violation of any of the provisions set forth in this Agreement or
(ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any Transferee to whom such shares shall have been so Transferred.

                           (d) The price per share to be paid by the Company for
the Optionee's Stock purchased pursuant to Section 10(a) shall be equal to the Fair Market Value per share of the Stock.

                  11. Right to Repurchase. In the event the Optionee's employment is terminated for any reason whatsoever, whether voluntarily or involuntarily or by reason of death, disability or retirement, the Company shall have the option, exercisable by written notice delivered to the Optionee within one hundred twenty (120) days following the date of termination, to repurchase all or any portion of the Stock acquired by Optionee hereunder. The price per share to be paid by the Company for the Optionee's Stock repurchased pursuant to this Section 11 shall be equal to the Fair Market Value per share of the Stock. The purchase price shall be payment in cash within thirty (30) days following the date of the notice by the Company of its intention to exercise its rights under this Section 11.

                  12. Termination of Repurchase Rights. The provisions of Sections 10 and 11 of this Agreement shall remain in effect until

(i) the effectiveness of a registration statement filed by the Company with the Securities and Exchange Commission for a public offering of equity securities which results in gross proceeds to the Company of at least Five Million Dollars ($5,000,000) and at least five hundred (500) shareholders or (ii) a determination by the Company, in its sole and absolute discretion, that a satisfactory public trading market exists for the Stock (each a "Termination Date"). Until the Termination Date, upon any exercise of this Option, the Secretary of the Company shall hold any certificate representing shares purchased hereunder in escrow and, in the event of the exercise of the repurchase option by the Company pursuant to Section 11 hereof, shall cause such shares to be Transferred to the Company, on the date upon which the cash payment therefor is mailed to Optionee.

                  13. Construction. This Option is granted with the intent that it qualify as an Incentive Stock Option under Section 422 of the Code.
This Agreement shall be construed liberally to accomplish this intent.

                  14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

                  15. Entire Agreement. This Agreement and the Plan state the entire agreement reached between the parties hereto with respect to the subject matter contemplated hereby.

                  IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its proper officers and the Optionee has executed this Agreement, in each case in duplicate, all as of the date and year first above written.

                                    "Company"

                                    SYNTHETIC INDUSTRIES, INC.

                                    By:
                                       ------------------------------------
                                        Its:
                                            -------------------------------
                                   "Optionee"


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